EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                              /s/ Michael R. Farris
                                            --------------------------
                                            Name:  Michael R. Farris

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                           /s/ Francis E. O'Donnell
                                          ------------------------------------
                                          Name:  Frances E. O'Donnell, Jr., M.D.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                           /s/ Emanuela Dobrin-Charlton
                                          ---------------------------------
                                          Name:  Emanuela Dobrin-Charlton, Ph.D.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                              /s/ Thomas Quinn
                                            --------------------------
                                            Name:  Thomas Quinn

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                              /s/ David T. Pieroni
                                            --------------------------
                                            Name:  David T. Pieroni

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                              /s/ Richard C. Lutzy
                                            --------------------------
                                            Name:  Richard C. Lutzy

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


     The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

     (i) 82,593 shares owned by Mr. Samuel S. Duffey; and

     (ii) shares held by any shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company,

and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1997.



                                              /s/ Gregory L. Wilson
                                            --------------------------
                                            Name:  Gregory L. Wilson